TransUnion to Acquire Mexico’s Leading Consumer Credit Bureau January 16, 2025 Chris Cartwright, President and CEO Todd Cello, CFO Exhibit 99.2

2@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Non-GAAP Financial InformationForward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning the anticipated benefits of the proposed transaction discussed herein, including strategic, business and to our results of operations, the impact of the proposed transaction on certain of our non-GAAP financial measures, the expected timeline for completing the proposed transaction and expectations regarding future acquisitions, expected sources of funding for the acquisition, our expected ownership of the target company following the proposed transaction, the future revenue and revenue growth of the target company and descriptions of our business plans, prospects and strategies. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements include: macroeconomic effects and changes in market conditions, including the impact of inflation, risk of recession and industry trends and adverse developments in the debt, consumer credit and financial services markets, including the impact on the carrying value of our assets in all of the markets where we operate; our ability to provide competitive services and prices; our ability to retain or renew existing agreements with large or long-term customers; our ability to maintain the security and integrity of our data; our ability to deliver services timely without interruption; our ability to maintain our access to data sources; government regulation and changes in the regulatory environment; litigation or regulatory proceedings; our ability to effectively manage our costs; our efforts to execute our transformation plan and achieve the anticipated benefits and savings; our ability to remediate existing material weakness in internal control over financial reporting and maintain effective internal control over financial reporting and disclosure controls and procedures; economic and political stability in the United States and international markets where we operate; our ability to effectively develop and maintain strategic alliances and joint ventures; our ability to timely develop new services and the market’s willingness to adopt our new services; our ability to manage and expand our operations and keep up with rapidly changing technologies; our ability to acquire businesses, successfully secure financing for our acquisitions, timely consummate our acquisitions, successfully integrate the operations of our acquisitions, control the costs of integrating our acquisitions and realize the intended benefits of such acquisitions; our ability to protect and enforce our intellectual property, trade secrets and other forms of unpatented intellectual property; geopolitical conditions and other risks associated with our international operations; the ability of our outside service providers and key vendors to fulfill their obligations to us; further consolidation in our end-customer markets; the increased availability of free or inexpensive consumer information; losses against which we do not insure; risks related to our indebtedness, including our ability to make timely payments on principal and interest; our ability to satisfy covenants in the agreements governing our indebtedness; our ability to maintain our liquidity; share repurchase plans; our reliance on key management personnel; and other one-time events and other factors that can be found in our Annual Report on Form 10-K for the year ended December 31, 2023, and any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). TransUnion undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. This investor presentation includes certain non-GAAP measures, specifically Adjusted EBITDA, Adjusted Diluted EPS and Leverage Ratio that are more fully described in Exhibit 99.1, “Press release of TransUnion dated October 23, 2024, announcing results for the quarter ended September 30, 2024,” under the heading ‘Non-GAAP Financial Measures,’” furnished to the Securities and Exchange Commission on October 23, 2024. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. TransUnion has not provided a reconciliation of non-GAAP measures to the most comparable GAAP financial measures because the non-GAAP measures are presented on a forward-looking basis, and due to the uncertain nature of acquisition-related expenses, purchase accounting fair value adjustments and other information related to the acquisition, a reconciliation could not be prepared without unreasonable effort. This information could be material to TransUnion’s results computed in accordance with GAAP.

3@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. • Acquiring Trans Union de Mexico, S.A., the consumer credit business of Buró de Crédito – TransUnion currently owns ~26% of the business – Acquiring additional ~68% ownership from selling shareholders, including several of the largest banks operating in Mexico – Post-transaction, TransUnion would own ~94% of the business • Cash consideration of $560 million1 based on enterprise value of $818 million1 – or 11.5x 2024 Adjusted EBITDA – Funding in Mexican pesos with cash-on-hand and debt financing – Anticipate close by the end of 2025, subject to regulatory approval and customary closing conditions • Expected to be accretive2 to Adjusted Diluted EPS in Year 1 Expanding leading Latin America presence with acquisition of largest consumer credit bureau in Mexico 1 Transaction will be settled in Mexican pesos. Cash consideration for transaction is MXN 11.5 billion based on enterprise value of MXN 16.8 billion. USD-equivalent is based on USD/MXN exchange rate of 20.53 as of 1/14/25. 2 Based on current foreign exchange and financing assumptions.

Acquiring high-quality, fast-growing bureau with strong customer relationships

~$145M[1] of revenue in 2024F

Vertical Mix


Other[2]
~30%
Financial Services
~70%

Solutions Mix


Fraud / Other
~15%
Credit (largely reports and scores)
~85%

[1] Estimated total 2024 revenue of Trans Union de Mexico based on 20.53 USD/MXN exchange rate as of 1/14/25.

[2] Other verticals include Retail, Telco, and Public Sector

- **Largest player in growing $300 million+ Mexican market;** leader in credit risk with emerging presence in fraud and consumer solutions
- **Strong growth profile** with high-single digit revenue CAGR over the last decade
- **Serves leading Mexican financial institutions and other key telco and retailers,** with majority of revenue tied to credit reports and scores
- **Established in 1996,** currently owned by TransUnion (~26%), the largest banks in Mexico and other minority investors
  - TransUnion has deep knowledge of business as founding shareholder, board member and technology provider

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

4

Mexico boasts attractive demographics in an increasingly digital economy

Large and growing economy

- **Second largest Latin American economy**; #12 globally
- **Largest trading partner with the U.S.;** beneficiary of near-shoring and increasing government investment

Attractive demographics

- **129 million people**, expected to grow to 138 million by 2027
- **Over 60% of population under the age of 35**; almost 30% under the age of 15



Improving credit sophistication

- **Significant underbanked population**: 50% of adults have at least one financial product (80%+ in Brazil and 90%+ in Colombia)
- **Credit card penetration grew from 16% in 2017 to 23% in 2022**; still ~1/3rd of U.S. penetration

Accelerating digitalization

- **Online banking penetration expected to nearly double by 2027** (to ~40% from ~20% in 2022)
- **Increased digital adoption** driving demand for fraud mitigation solutions

Source: IMF & World Bank 2023, Bank of America, Oxford Economics, Statista

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

5

Proven global playbook to drive growth in Mexico

Attractive multi-year growth opportunity

Market Growth*

GDP: ~2% CAGR

Credit: ~7% CAGR



*Source: Oxford Economics

Client Engagement

Trusted advisor engagement strategy

Leading market position with opportunity for share gains beyond top banks and financial sector

Product Innovation

Credit
CreditVision
Affordability solutions
TruIQ analytics suite
Offers-as-a-service

Fraud
TruValidate device risk
Digital onboarding

…and much more.

Adjacencies

Existing verticals
Retail
Telecommunications

Emerging opportunities
Fintech
Insurance
Consumer Interactive

TransUnion global operating model
Best-in-class technology, operations, and information security

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

6

Growth playbook drove significant value in Colombia; same leadership team for Mexico integration

Colombia Revenue



~11% CAGR
~$50M
$23M
Mid-teens % CAGR
Mid-single digit % CAGR
Adjacencies now **~2/3rds** of revenue *(from ~50% in 2017)*
2017
2024F
Financial Services
Adjacencies

Growth Playbook

- **Gained share with top accounts** and strengthened 'trusted advisor' role
- **Introduced and scaled new solutions,** including trended data and fraud products
- **Penetrated verticals** such as fintech, public sector, insurance, and telecommunications
- **Implemented global operations and technology**
  - Improved governance, optimized processes, and simplified development and delivery
  - Colombia is being evaluated for next OneTru bureau migration following U.S. and India

All growth rates in constant currency basis, which assumes exchange rates are consistent between years.
Adjacencies defined as other verticals including Public Sector, Fintech, Insurance, Telco and Retail; Growth CAGRs in organic constant-currency.
Note: In 2016, TransUnion acquired CIFIN, one of two Colombian credit bureaus.

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

7

Mexico acquisition continues our commitment to make trust possible in global commerce

Enable financial inclusion

- Financial inclusion is expanding but lags other Latin America countries
- Offer enhanced solutions beyond traditional reports to support credit access (trended data, alternative data, advanced analytics) and ID verification (biometrics, device risk)

Support credit education

- Drive increased consumer awareness of credit scores
- Empower credit-active and new-to-credit consumers with education tools
- Introduce CreditView to banking partners, improving consumer relationships and expanding financial literacy

Enhance data security

- Establish industry standard for data accuracy, cybersecurity and privacy
- Leverage global operating model to improve data quality and service levels

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.
8

Mexico is highly complementary to our leading global portfolio and grants us leadership in Spanish-speaking LatAm



Canada

Revenue: **$153M**
(+13% growth)

Latin America

Revenue: **$133M**
(+9% growth)

Mexico expected to be ~$145M[1] (2024F)

Africa

Revenue: **$64M**
(+11% growth)

India

Revenue: **$260M**
(+28% growth)

United Kingdom

Revenue: **$225M**
(+1% growth)

Asia Pacific

Revenue: **$101M**
(+14% growth)

Revenue is last twelve months ending Q3 2024 and growth rates are on an organic constant currency basis.

[1] Estimated total 2024 revenue of Trans Union de Mexico based on 20.53 USD/MXN exchange rate as of 1/14/25.

@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

9

10@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Financial Expectations • ~$145 million1 of 2024F revenue – ~10% constant currency growth in 2024 driven by strong credit volumes with largest banks – Anticipate high-single digit growth in early years of ownership, assuming no benefit from revenue synergies • ~$70 million2 of 2024F Adjusted EBITDA – High 40s Adjusted EBITDA margins is higher than International and total company margins – Anticipate one-time investments in the first year of ownership to integrate into global operating model and accelerate growth – Strongly accretive to company margins over the long term • Expected to be accretive3 to Adjusted Diluted EPS in Year 1 1 Estimated total 2024 revenue of Trans Union de Mexico based on 20.53 USD/MXN exchange rate as of 1/14/25. 2 Estimated total 2024 Adjusted EBITDA of Trans Union de Mexico based on 20.53 USD/MXN exchange rate as of 1/14/25. TransUnion currently accounts for its ~26% ownership in Trans Union de Mexico using the equity method of accounting, resulting in an Adjusted EBITDA benefit from equity earnings with no associated revenue. 3 Based on current foreign exchange and financing assumptions.

11@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Deal Overview • Increasing ownership from ~26% to ~94% for cash consideration of ~$560 million1 • Funding in Mexican pesos with cash-on-hand and debt financing – Anticipating closing by end of 2025, subject to regulatory approval and customary closing conditions – Expected to add ~0.3x to Leverage Ratio2 at closing Capital Allocation • Expect Leverage Ratio of ~3x by year-end 2024 and further de- levering in 2025 • Expect flexibility from strong free cash flow in 2025 for debt prepayment, cash build for acquisition, and shareholder returns • Plan to provide update on capital allocation strategy during Q4 2024 conference call on February 13th 1 Transaction will be settled in Mexican pesos. Cash consideration for transaction is MXN 11.5 billion based on enterprise value of MXN 16.8 billion. USD-equivalent is based on USD/MXN exchange rate of 20.53 as of 1/14/25. 2 Leverage Ratio inclusive of twelve months of Adjusted EBITDA for Trans Union de Mexico. Deal Overview and Capital Allocation

12@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Mexico enhances our ambitious global growth strategy Mexico Leadership position in highly attractive market Proven International growth playbook to deliver significant value to customers and consumers Expected to be accretive to revenue growth, margins and earnings over the long-term

13@ Copyright 2025 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Q&A